Q3 FY18 Earnings Release Supplemental Material June 4, 2018 1

Safe Harbor Statement Certain statements made within this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Forward-looking statements are statements related to future, not past, events, and often contain words such as “expect,” "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," “estimate,” “forecast,” "target," “preliminary,” or “range,” and include the Company’s outlook for the fourth quarter of Fiscal Year 2018. The Company does not undertake to publicly update or review its forward-looking statements even if experience or future changes make it clear that our projected results expressed or implied will not be achieved. Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for non- recurring items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Additionally, a reconciliation of the projected non-GAAP EPS, which is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, asset impairments, non-cash purchase accounting adjustments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from non-GAAP financial measures. The Company currently expects to continue to exclude such items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, or impairments of certain long-lived tangible and intangible assets, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to today’s earnings release for the nature of such adjustments and for a reconciliation of such non- GAAP measures to the Company’s financial results prepared in accordance with GAAP. 2

Q3 FY18 Earnings Highlights GAAP Non-GAAP (a) Q3 FY18 Q3 FY17 Q3 FY18 Q3 FY17 Comp Sales (3%) (8%) Gross Margin 58.7% 60.6% 58.7% 60.6% BD&O 20.8% 20.0% 20.8% 19.9% SG&A 32.6% 32.3% 31.5% 32.2% EPS ($0.20) ($5.29) ($0.08) $0.05 (a) Non-GAAP figures are adjusted to exclude items such as restructuring expenses and impairments of certain long-lived intangible and tangible assets. 3

Q3 FY18 Sales Summary Comp Sales Performance Q3 FY18 Q3 FY17 Q3 FY18 Sales Mix Premium Fashion (3%) (7%) Ann Taylor (7%) (7%) Kids 16% LOFT (1%) (6%) Value Fashion (9%) (10%) Premium maurices (5%) (12%) 35% dressbarn (14%) (8%) Plus Plus Fashion (3%) (10%) 21% Lane Bryant (1%) (11%) Catherines (9%) (6%) Kids Fashion 10% (6%) Value Total Company (3%) (8%) 28% 4

Q3 FY18 End-of-Period Inventory (Cost) 5,000,000 77,080,512 28,344,133 (2.5%) (3.5%) (6.5%) (7.5%) (11.0%) Premium Value Plus Kids Total Fashion Fashion Fashion Fashion Company 5

Q3 FY18 Capital Structure / Cash Flow  Capital expenditures: $49 million(a)  Ending cash and equivalents: $363 million(b)  Ending debt: $1,574 million(c)  Ending net debt to TTM EBITDA: ~2.6x(d)  TTM EBITDA cash interest coverage: ~4.9x(d,e)  Current liquidity: $834 million(f) (a) Excludes change in period end accruals ($15 million as of Q2 FY18 and $23 million as of Q3 FY18) (b) Of total $363 million, $279 million held outside the U.S. (c) Reflects term loan balance; asset-based revolver undrawn at quarter end (d) Ending debt net of cash and equivalents to TTM non-GAAP EBITDA of $463 million (e) Based on TTM average Term Loan balance of $1,580 million and TTM average interest rate of approximately 5.9% (f) Ending cash and equivalents plus $471 million of availability under the asset based revolver 6

Real Estate Summary Q3 FY18 Q3 FY17 Store Store Store Store Store Locations Locations Locations Locations Locations End of Q2 Opened Closed End of Q3 End of Q3 Premium Fashion 988 0 (8) 980 999 Ann Taylor 309 0 (3) 306 325 LOFT 679 0 (5) 674 674 Value Fashion 1,734 0 (9) 1,725 1,803 maurices 993 0 (7) 986 1,012 dressbarn 741 0 (2) 739 791 Plus Fashion 1,106 0 (3) 1,103 1,130 Lane Bryant 754 0 (2) 752 767 Catherines 352 0 (1) 351 363 Kids Fashion 862 0 (7) 855 918 Total Company 4,690 0 (27) 4,663 4,850 7

Q3 Results vs. 3/5/18 Guidance Non-GAAP Basis Actual Guidance Total Company Sales $1.503B $1.48 to $1.52B Comparable Sales Down 3% Down 3% to Down 5% Gross Margin 58.7% 59.7% to 60.2% Depreciation and amortization $85M ~$86M Operating Income $12M $5 to $20M Interest expense (a) $28M ~$28M Diluted share count 196M 196M EPS ($0.08) ($0.12) to ($0.07) (a) Inclusive of non-cash interest of approximately $3M related to the amortization of the term loan original issue discount and debt issuance costs (consistent with guidance). 8

Q4 FY18 Guidance – Non-GAAP Basis Q4 FY18 Total Company Sales $1.62 to $1.66B Comparable Sales Flat to Up 2% Gross Margin 56.5% to 57.0% Depreciation and amortization ~$90M Operating Income $22 to $42M Interest expense(a) ~$29M Diluted share count 196M EPS(b) ($0.05) to $0.05 Ending Store Count 4,600 to 4,650 (a) Inclusive of non-cash interest of approximately $3M related to the amortization of the term loan original issue discount and debt issuance costs (b) Inclusive of ~$3M in minimum taxes 9

Platform Savings Outlook $M FY15(A) FY16(A) FY17(A) FY18(E) FY19(E) FY20(E) Total(E) ANN Synergies SG&A/COGS Non-merch procurement 9 24 15 9 57 Supply chain BD&O Distribution / fulfillment 12 1 1 14 COGS Transportation / logistics 27 6 5 4 42 Organizational efficiency SG&A Duplicative management teams 14 5 19 SG&A Employment benefit realignment 3 4 4 4 15 SG&A Public company costs / Other 2 1 3 ANN Cost Savings SG&A SG&A optimization 7 28 35 COGS COGS initiative 25 20 5 50 Total ANN Savings 7 56 97 47 24 4 235 Change for Growth Operating model SG&A Front office efficiencies 29 41 70 SG&A Corporate efficiencies 7 22 9 38 SG&A Non-merch procurement 16 40 44 100 BD&O Fleet Optimization 11 15 20 14 60 SG&A IT efficiencies 3 14 15 32 COGS Sourcing 15 TBD TBD 15 Total Change For Growth 0 0 63 136 87 29 315 Total Platform Savings (actual / estimated) 7 56 160 183 111 33 550 Total Cumulative Savings (actual / estimated) 7 63 223 406 517 550 550 10

Fleet Optimization – program update Program Store Count Removed Program Store Count Closed Addressable (June 2017) Added (trend improvement) (June 2018) to-date (June 2018) Ann Taylor 66 8 (9) 65 (33) 32 LOFT 46 45 (9) 82 (19) 63 maurices 67 70 (1) 136 (33) 103 dressbarn 185 77 (10) 252 (61) 191 Lane Bryant 84 38 (20) 102 (24) 78 Catherines 27 22 (2) 47 (16) 31 Justice 192 36 (48) 180 (75) 105 ascena 667 296 (99) 864 (261) 603 11